UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 4, 2026

ACRO BIOMEDICAL CO., LTD.
(Exact name of registrant as specified in Charter)

Nevada	333-207765	47-1950356
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2175 Visionary Way, Suite 1160; Fishers, Indiana 46038

 (Address of Principal Executive Offices)

(317) 286-6788

 (Registrant’s Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On January 4, 2026, the Company dismissed KCCW Accountancy Corp. (“KCCW”) as the Company’s independent registered public accounting firm.  During the Company’s fiscal years ended December 31, 2024 and 2023 and the subsequent interim periods from January 1, 2025 to the date of KCCW’s dismissal, there were no disagreements between the Company and KCCW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KCCW, would have caused KCCW to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s financial statements.  KCCW issued an auditor’s report for the fiscal years ended December 31, 2024 and 2023, which did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report contained an explanatory paragraph in respect to uncertainty as to the Registrant's ability to continue as a going concern.

On January 4, 2026, the Company’s board of directors approved the engagement of Weinberg & Company (“Weinberg”) as its independent registered accounting company.  During the Company’s fiscal year ended December 31, 2025, and the subsequent interim period from January 1, 2025 to the date of this report, neither the Company nor anyone acting on its behalf consulted with Weinberg regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by Weinburg that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions) relating to the Company.

The Company has provided KCCW with a copy of the disclosures in this report and has requested that KCCW furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not KCCW agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description

16.1	Letter to the Securities and Exchange Commission from KCCW Accountancy Corp. dated July1, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7. 2025	ACRO BIOMEDICAL CO., LTD.

	By:	/s/ Yu-Ting, Su
Yu-Ting Chu
Chief Executive Officer

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